UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 4, 2018
(Date of earliest event reported)

The Eastern Company
 (Exact name of Registrant as specified in its charter)

Connecticut	001-35383	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		identification No.)

112 Bridge Street, Naugatuck, Connecticut     06770
(Address of principal executive offices)  (Zip Code)

(203) 729-2255
 (Registrant's telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Section 7 – Regulation FD

ITEM 7.01 - Regulation FD Disclosure

On June 4, 2018, Eastern Company (the "Company") issued a press release announcing the acquisition of certain assets and the assumption of certain liabilities of Load N Lock Systems, Inc., a Michigan corporation (the "Seller") pursuant to an Asset Purchase Agreement dated June 2, 2018 between the Registrant and the "Seller". A copy of the press release is being furnished as Exhibit 99 hereto.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 - (d) Exhibits

(99)	Press Release dated June 4, 2018 announcing the acquisition of certain assets and assumption of certain liabilities of Load N Lock Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: June 4, 2018	/s/John L. Sullivan III
John L. Sullivan III Vice President and CFO